UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025 (May 19, 2025)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22193	33-0743196
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Amended and Restated 2022 Long-Term Incentive Plan

On May 19, 2025, at the Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Pacific Premier Bancorp, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2022 Long-Term Incentive Plan (the “2022 LTIP”), which amends the long-term incentive plan previously in place in order to increase by 2,000,000 the total number of shares of the Company’s common stock reserved for issuance under the 2022 LTIP. The 2022 LTIP is described in further detail in the Company’s definitive proxy statement for the 2025 Annual Meeting filed on April 7, 2025 (the “Definitive Proxy Statement”), and a copy of the approved 2022 LTIP is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the four proposals that were voted on at the 2025 Annual Meeting and the related voting results, as certified by the 2025 Annual Meeting inspector of election. Each of the proposals, described in further detail in the Definitive Proxy Statement, was approved by the Company’s stockholders. Other than the four proposals summarized below, no other item of business was submitted at the 2025 Annual Meeting.

On the record date for the 2025 Annual Meeting, there were 97,081,596 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 87,817,716 shares of Company common stock were present at the 2025 Annual Meeting, in person or represented by proxy.

Proposal 1: The eleven nominees named in the Company’s Definitive Proxy Statement were elected to serve a one-year term expiring in 2026 or until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ayad A. Fargo	82,078,227	1,069,061	38,246	4,632,182
Steven R. Gardner	80,726,637	2,286,964	171,933	4,632,182
Stephanie Hsieh	82,383,365	765,345	36,824	4,632,182
Jeffrey C. Jones	79,977,817	3,172,810	34,907	4,632,182
Rose E. McKinney-James	82,383,487	763,524	38,523	4,632,182
M. Christian Mitchell	82,139,013	1,009,966	36,555	4,632,182
George M. Pereira	82,720,139	428,171	37,224	4,632,182
Barbara S. Polsky	82,088,873	1,060,140	36,521	4,632,182
Zareh H. Sarrafian	82,370,625	778,206	36,703	4,632,182
Jaynie M. Studenmund	82,105,525	1,042,100	37,909	4,632,182
Richard C. Thomas	82,686,026	464,504	35,004	4,632,182

Proposal 2: The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Definitive Proxy Statement, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
76,460,663	6,414,837	310,034	4,632,182

Proposal 3: The proposal to approve an amendment to the Amended and Restated 2022 Long-Term Incentive Plan, as described in the Definitive Proxy Statement, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
77,142,394	5,979,791	63,349	4,632,182

Proposal 4: The appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025 was ratified, having received the following votes:

For	Against	Abstain
87,733,130	61,557	23,029

ITEM 9.01	Financial Statements and Exhibits.

(d)  Exhibits

10.1	Pacific Premier Bancorp, Inc. Amended and Restated 2022 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: May 20, 2025	By:	/s/ Steven R. Gardner
Steven R. Gardner
Chairman, President and Chief Executive Officer

4